EXHIBIT 99-2

[TABLE #1 - 1 OF 3 PAGES]
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The Company reports its financial results in accordance with generally accepted accounting principles (GAAP). However, management believes that certain non-GAAP performance measures and ratios, used in managing the business, may provide users of this financial information additional meaningful comparisons between current results and results in prior operating periods. See the Table below for supplemental financial data and corresponding reconciliations to GAAP financial measures for the three months ended September 30, 2003, and September 30, 2002. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company's reported results prepared in accordance with GAAP.
--------------------------------------------------------------------------------

[THIS TABLE CONSISTS OF 3 SETS OF COLUMNS.
THE FOLLOWING IS SET 1 OF 3 SETS OF COLUMNS]


                     THE COCA-COLA COMPANY AND SUBSIDIARIES
             Reconciliation of GAAP to Non-GAAP Financial Measures

                                 Third Quarter
                                  (UNAUDITED)
                (In Millions, except per share data and margins)


----------------------------------------------------------------------------------------------------------------------------------
                                                                        Three Months Ended September 30, 2003
                                        ------------------------------------------------------------------------------------------
                                                                               Items Impacting Results
                                                          ------------------------------------------------------------------------
                                                                                Gains on            Charges
                                              Reported         Charges       Issuances of         Related to          After
                                                (GAAP)        Related to        Stock by        the Write Down      Considering
                                                             Streamlining        Equity         of Assets in          Items
                                                             Initiatives       Investees        Latin America       (Non-GAAP)
                                         -----------------------------------------------------------------------------------------
NET OPERATING REVENUES                       $  5,662                                                               $  5,662

Cost of goods sold                              2,150                                                                  2,150
                                         -----------------------------------------------------------------------------------------
GROSS PROFIT                                 $  3,512                                                                  3,512

Selling, general and administrative
  expenses (includes $104 in 2003 and
  $95 in 2002 related to the impact
  of the adoption of the fair value
  method of accounting for
  stock-based compensation)                     2,006                                                                  2,006

Other operating charges                            55        $    (43)                           $    (12)                --
                                         -----------------------------------------------------------------------------------------
OPERATING INCOME                                1,451              43                                  12              1,506

Interest income                                    37                                                                     37

Interest expense                                   42                                                                     42

Equity income                                      86                                                  95                181

Other income (loss) - net                         (42)                                                                   (42)

Gains on issuances of stock by equity
  investees                                         8                          $     (8)                                  --
                                         -----------------------------------------------------------------------------------------

INCOME BEFORE INCOME TAXES                      1,498              43                (8)              107              1,640

Income Taxes                                      275              12                (3)                3                287
                                         -----------------------------------------------------------------------------------------
NET INCOME                                   $  1,223        $     31                (5)         $    104           $  1,353
                                         =========================================================================================

DILUTED NET INCOME PER SHARE                 $   0.50        $   0.01          $     --          $   0.04           $   0.55
                                         =========================================================================================

AVERAGE SHARES OUTSTANDING - DILUTED            2,458           2,458             2,458             2,458              2.458
                                         =========================================================================================

GROSS MARGIN                                     62.0%                                                                  62.0%
OPERATING MARGIN                                 25.6%                                                                  26.6%
EFFECTIVE TAX RATE                               18.4%                                                                  17.6% *
                                         -----------------------------------------------------------------------------------------

Note: Items to consider for comparability include primarily charges, gains, and accounting changes. Charges and accounting gains negatively impacting net income are reflected as add-backs to reported net income. Gains and accounting changes positively impacting net income are reflected as deductions to reported net income.

----------
*Effective tax rate calculated on full figures.

[TABLE #1 - 2 OF 3 PAGES]

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The Company reports its financial results in accordance with generally accepted accounting principles (GAAP). However, management believes that certain non-GAAP performance measures and ratios, used in managing the business, may provide users of this financial information additional meaningful comparisons between current results and results in prior operating periods. See the Table below for supplemental financial data and corresponding reconciliations to GAAP financial measures for the three months ended September 30, 2003, and September 30, 2002. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company's reported results prepared in accordance with GAAP.
--------------------------------------------------------------------------------


[THIS TABLE CONSISTS OF 3 SETS OF COLUMNS.
THE FOLLOWING IS SET 2 OF 3 SETS OF COLUMNS]


                     THE COCA-COLA COMPANY AND SUBSIDIARIES
             Reconciliation of GAAP to Non-GAAP Financial Measures

                                 Third Quarter
                                  (UNAUDITED)
                (In Millions, except per share data and margins)


------------------------------------------------------------------------------------------------------------------------------------
                                                                   Three Months Ended September 30, 2002
                                                           -------------------------------------------------------------------------
                                                                            Item Impacting            After
                                                                                Results            Considering
                                                             Reported     --------------------        Items
                                                              (GAAP)        Charge Primarily       (Non-GAAP)
                                                                               Related to
                                                                            Investments Latin
                                                                                America
                                                           -------------------------------------------------------
NET OPERATING REVENUES                                       $  5,322                              $  5,322

Cost of goods sold                                              2,083                                 2,083
                                                           -------------------------------------------------------
GROSS PROFIT                                                    3,239                                 3,239

Selling, general and administrative
  expenses (includes $104 in 2003 and
  $95 in 2002 related to the impact
  of the adoption of the fair value method
  of accounting for stock-based compensation)                   1,789                                 1,789

Other operating charges                                            --                                    --
                                                           -------------------------------------------------------
OPERATING INCOME                                                1,450                                 1,450

Interest income                                                    46                                    46

Interest expense                                                   52                                    52

Equity income                                                     113          $     40                 153

Other income (loss) - net                                         (62)                1                 (61)

Gains on issuances of stock by equity investees                    --                                    --
                                                           -------------------------------------------------------

INCOME BEFORE INCOME TAXES                                      1,495                41               1,536

Income Taxes                                                      404                10                 414
                                                           -------------------------------------------------------
NET INCOME                                                   $  1,091                31            $  1,122
                                                           =======================================================

DILUTED NET INCOME PER SHARE                                 $   0.44               .01            $   0.45
                                                           =======================================================

AVERAGE SHARES OUTSTANDING - DILUTED                            2,483             2,483               2,483
                                                           =======================================================

GROSS MARGIN                                                     60.9%                                 60.9%
OPERATING MARGIN                                                 27.2%                                 27.2%
EFFECTIVE TAX RATE                                               27.0%                                 27.0%
                                                           -------------------------------------------------------

Note: Items to consider for comparability include primarily charges, gains, and accounting changes. Charges and accounting gains negatively impacting net income are reflected as add-backs to reported net income. Gains and accounting changes positively impacting net income are reflected as deductions to reported net income.

[TABLE #1 - 3 OF 3 PAGES]

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The Company reports its financial results in accordance with generally accepted accounting principles (GAAP). However, management believes that certain non-GAAP performance measures and ratios, used in managing the business, may provide users of this financial information additional meaningful comparisons between current results and results in prior operating periods. See the Table below for supplemental financial data and corresponding reconciliations to GAAP financial measures for the three months ended September 30, 2003, and September 30, 2002. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company's reported results prepared in accordance with GAAP.
--------------------------------------------------------------------------------


[THIS TABLE CONSISTS OF 3 SETS OF COLUMNS.
THE FOLLOWING IS SET 3 OF 3 SETS OF COLUMNS]



                     THE COCA-COLA COMPANY AND SUBSIDIARIES
             Reconciliation of GAAP to Non-GAAP Financial Measures

                                 Third Quarter
                                  (UNAUDITED)
                (In Millions, except per share data and margins)


------------------------------------------------------------------------------------------------------------------------------------
                                                                                           % Change -
                                                                     % Change -              After
                                                                      Reported            Considering
                                                                       (GAAP)                Items
                                                                                           (Non-GAAP)
                                                                   --------------------------------------------
NET OPERATING REVENUES                                                  6%                     6%

Cost of goods sold                                                      3%                     3%

GROSS PROFIT                                                            8%                     8%

Selling, general and administrative expenses
  (includes $104 in 2003 and $95 in 2002 related
  to the impact of the adoption of the fair value
  method of accounting for stock-based compensation)                   12%                    12%

Other operating charges                                                --                     --

OPERATING INCOME                                                        0%                     4%

Interest income                                                       -20%                   -20%

Interest expense                                                      -19%                   -19%

Equity income                                                         -24%                    18%

Other income (loss) - net                                              --                     --

Gains on issuances of stock by equity investees                        --                     --


INCOME BEFORE INCOME TAXES                                              0%                     7%

Income Taxes                                                          -32                    -31%

NET INCOME                                                             12%                    21%


DILUTED NET INCOME PER SHARE                                           14%                    22%


AVERAGE SHARES OUTSTANDING - DILUTED                                   -1%                    -1%





Note: Items to consider for comparability include primarily charges, gains, and accounting changes. Charges and accounting gains negatively impacting net income are reflected as add-backs to reported net income. Gains and accounting changes positively impacting net income are reflected as deductions to reported net income.

[TABLE #2 - 1 OF 3 PAGES]

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The Company reports its financial results in accordance with generally accepted accounting principles (GAAP). However, management believes that certain non-GAAP performance measures and ratios, used in managing the business, may provide users of this financial information additional meaningful comparisons between current results and results in prior operating periods. See the Table below for supplemental financial data and corresponding reconciliations to GAAP financial measures for the nine months ended September 30, 2003, and September 30, 2002. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company's reported results prepared in accordance with GAAP.
--------------------------------------------------------------------------------

[THIS TABLE CONSISTS OF 3 SETS OF COLUMNS.
THE FOLLOWING IS SET 1 OF 3 SETS OF COLUMNS]


                     THE COCA-COLA COMPANY AND SUBSIDIARIES
             Reconciliation of GAAP to Non-GAAP Financial Measures

                              September Year-to-Date
                                  (UNAUDITED)
                (In Millions, except per share data and margins)


-----------------------------------------------------------------------------------------------------------------------------------


                                                                         Nine Months Ended September 30, 2003
                                                        ---------------------------------------------------------------------------
                                                                                Items Impacting Results
                                             --------------------------------------------------------------------------------------
                                                                                                                           After
                                               Reported   Charges                    Gains on      Charges Related to   Considering
                                                (GAAP)   Related to    Gain on     Issuances of     the Write Down of     Items
                                                        Streamlining   Vitamin       Stock by        Assets in Latin    (Non-GAAP)
                                                        Initiatives   Settlement  Equity Investees       America
                                              -------------------------------------------------------------------------------------
NET OPERATING REVENUES                        $ 15,851                                                                  $ 15,851

Cost of goods sold                               5,865                $    52                                              5,917
                                              -------------------------------------------------------------------------------------
GROSS PROFIT                                     9,986                    (52)                                             9,934

Selling, general and administrative
  expenses (includes $323 in 2003 and
  $282 in 2002 related to the impact
  of the adoption of the fair value method
  of accounting for stock-based compensation)    5,573                                                                     5,573

Other operating charges                            284   $   (272)                                    $   (12)                --
                                              -------------------------------------------------------------------------------------
OPERATING INCOME                                 4,129        272         (52)                             12              4.361

Interest income                                    138                                                                       138

Interest expense                                   130                                                                       130

Equity income                                      325                                                     95                420

Other income (loss) - net                          (99)                                                                      (99)

Gains on issuances of stock by equity
  investee                                           8                              $     (8)                                 --
                                              ------------------------------------------------------------------------------------

INCOME BEFORE INCOME TAXES AND CUMULATIVE
EFFECT OF ACCOUNTING CHANGE                      4,371        272         (52)            (8)             107              4,690

Income Taxes                                       951         95         (18)            (3)               3              1,028
                                              ------------------------------------------------------------------------------------
NET INCOME BEFORE CUMULATIVE EFFECT OF
ACCOUNTING CHANGE                                3,420        177         (34)            (5)             104              3,662

Cumulative effect of accounting change, net of
income taxes
        SFAS No. 142: Company Operations
                       Equity Investees
                                              ------------------------------------------------------------------------------------
NET INCOME                                    $  3,420   $    177      $  (34)      $     (5)         $   104           $  3,662
                                              ====================================================================================

DILUTED NET INCOME PER SHARE BEFORE
CUMULATIVE EFFECT                             $   1.39   $   0.07      $(0.01)      $     --          $  0.04           $   1.49
                                             =====================================================================================
DILUTED NET INCOME PER SHARE                  $   1.39   $   0.07      $(0.01)      $     --          $  0.04           $   1.49
                                             =====================================================================================

AVERAGE SHARES OUTSTANDING - DILUTED             2,465      2,465       2,465          2,465            2,465              2,465
                                             =====================================================================================

GROSS MARGIN                                      63.0%                                                                    62.7%
OPERATING MARGIN                                  26.0%                                                                    27.5%
EFFECTIVE TAX RATE                                21.8%                                                                    21.9%
                                             -------------------------------------------------------------------------------------

Note: Items to consider for comparability include primarily charges, gains, and accounting changes. Charges and accounting gains negatively impacting net income are reflected as add-backs to reported net income. Gains and accounting changes positively impacting net income are reflected as deductions to reported net income.

[TABLE #2 - 2 OF 3 PAGES]

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The Company reports its financial results in accordance with generally accepted accounting principles (GAAP). However, management believes that certain non-GAAP performance measures and ratios, used in managing the business, may provide users of this financial information additional meaningful comparisons between current results and results in prior operating periods. See the Table below for supplemental financial data and corresponding reconciliations to GAAP financial measures for the nine months ended September 30, 2003, and September 30, 2002. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company's reported results prepared in accordance with GAAP.
--------------------------------------------------------------------------------

[THIS TABLE CONSISTS OF 3 SETS OF COLUMNS.
THE FOLLOWING IS SET 2 OF 3 SETS OF COLUMNS]


                     THE COCA-COLA COMPANY AND SUBSIDIARIES
             Reconciliation of GAAP to Non-GAAP Financial Measures

                              September Year-to-Date
                                  (UNAUDITED)
                (In Millions, except per share data and margins)


-----------------------------------------------------------------------------------------------------------------------------------
                                                                         Nine Months Ended September 30, 2002
                                                           ------------------------------------------------------------------------

                                                                                Items Impacting Results
                                                                          -------------------------------------------     After
                                                             Reported                               Charge Primarily   Considering
                                                              (GAAP)       SFAS 142                    Related to         Items
                                                                          Accounting  Gain on Sale  Investments Latin   (Non-GAAP)
                                                                            Change     of Kaiser       America
                                                           ------------------------------------------------------------------------
NET OPERATING REVENUES                                       $ 14,769                                                   $ 14,769

Cost of goods sold                                              5,404                                                      5,404
                                                           ------------------------------------------------------------------------
GROSS PROFIT                                                    9,365                                                      9,365

elling, general and administrative
  expenses (includes $323 in 2003 and
  $282 in 2002 related to the impact
  of the adoption of the fair value method
  of accounting for stock-based compensation)                   5,197                                                      5,197

Other operating charges                                            --                                                         --
                                                           ------------------------------------------------------------------------
OPERATING INCOME                                                4,168                                                      4,168

Interest income                                                   156                                                        156

Interest expense                                                  156                                                        156

Equity income                                                     350                 $    (21)     $     33                 362

Other income (loss) - net                                        (292)                     (22)     $    157                (157)

Gains on issuances ofstock by equity investees                     --                                                         --
                                                           ------------------------------------------------------------------------

INCOME BEFORE INCOME TAXES AND CUMULATIVE
EFFECT OF ACCOUNTING CHANGE                                     4,226                      (43)          190               4,373

Income Taxes                                                    1,180                      (14)           14               1,180
                                                           ------------------------------------------------------------------------
NET INCOME BEFORE CUMULATIVE EFFECT OF
ACCOUNTING CHANGE                                               3,046                      (29)          176               3,193

Cumulative effect of accounting change, net of
income taxes
        SFAS No. 142: Company Operations                         (367)     $    367                                            -
                       Equity Investees                          (559)          559                                            -

                                                           ------------------------------------------------------------------------
NET INCOME                                                   $  2,120      $    926    $   (29)    $     176            $  3,193
                                                           ========================================================================

DILUTED NET INCOME PER SHARE BEFORE
CUMULATIVE EFFECT                                            $   1.23      $      -    $ (0.01)    $    0.07            $   1.28*
                                                           ========================================================================
DILUTED NET INCOME PER SHARE                                 $   0.85      $   0.37    $ (0.01)    $    0.07            $   1.28
                                                           ========================================================================

AVERAGE SHARES OUTSTANDING - DILUTED                            2,485         2,485      2,485         2,485               2,485
                                                           ========================================================================

GROSS MARGIN                                                     63.4%                                                      63.4%
OPERATING MARGIN                                                 28.2%                                                      28.2%
EFFECTIVE TAX RATE                                               27.9%                                                      27.0%
                                                       ----------------------------------------------------------------------------

Note: Items to consider for comparability include primarily charges, gains, and accounting changes. Charges and accounting gains negatively impacting net income are reflected as add-backs to reported net income. Gains and accounting changes positively impacting net income are reflected as deductions to reported net income.

---------
*Sum of items may not foot across due to rounding.

[TABLE #2 - 3 OF 3 PAGES

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The Company reports its financial results in accordance with generally accepted accounting principles (GAAP). However, management believes that certain non-GAAP performance measures and ratios, used in managing the business, may provide users of this financial information additional meaningful comparisons between current results and results in prior operating periods. See the Table below for supplemental financial data and corresponding reconciliations to GAAP financial measures for the nine months ended September 30, 2003, and September 30, 2002. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company's reported results prepared in accordance with GAAP.
--------------------------------------------------------------------------------

[THIS TABLE CONSISTS OF 3 SETS OF COLUMNS.
THE FOLLOWING IS SET 3 OF 3 SETS OF COLUMNS]


                     THE COCA-COLA COMPANY AND SUBSIDIARIES
             Reconciliation of GAAP to Non-GAAP Financial Measures

                              September Year-to-Date
                                  (UNAUDITED)
                (In Millions, except per share data and margins)


---------------------------------------------------------------------------------------------------
                                                                                      % Change -
                                                             % Change -                 After
                                                              Reported               Considering
                                                               (GAAP)                   Items
                                                                                      (Non-GAAP)
                                                           ----------------------------------------
NET OPERATING REVENUES                                          7%                      7%

Cost of goods sold                                              9%                      9%

GROSS PROFIT                                                    7%                      6%

Selling, general and administrative expenses
  (includes $323 in 2003 and $282 in 2002 related
   to the impact of the adoption of the fair value method
   of accounting for stock-based compensation)                  7%                      7%

Other operating charges                                        --                      --

OPERATING INCOME                                               -1%                      5%

Interest income                                               -12%                    -12%

Interest expense                                              -17%                    -17%

Equity income                                                  -7%                     16%

Other income (loss) - net                                      --                      --

Gains on issuances of tock by equity investees                 --                      --

INCOME BEFORE INCOME TAXES AND CUMULATIVE
EFFECT OF ACCOUNTING CHANGE                                     3%                      7%

Income Taxes                                                  -19%                    -13%

NET INCOME BEFORE CUMULATIVE EFFECT OF
ACCOUNTING CHANGE                                              12%                     15%

Cumulative effect of accounting change, net of
income taxes
        SFAS No. 142: Company Operations                       --                      --
                       Equity Investees                        --                      --

NET INCOME                                                     61%                     15%


DILUTED NET INCOME PER SHARE BEFORE
CUMULATIVE EFFECT                                              13%                     16%

DILUTED NET INCOME PER SHARE                                   64%                     16%

AVERAGE SHARES OUTSTANDING - DILUTED                           -1%                     -1%




Note: Items to consider for comparability include primarily charges, gains, and accounting changes. Charges and accounting gains negatively impacting net income are reflected as add-backs to reported net income. Gains and accounting changes positively impacting net income are reflected as deductions to reported net income.